Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Description of the Transaction

On December 10, 2025, Scorpius Holdings, Inc. (the “Company”) lost ownership of certain assets (the “Disposed Assets”) as a result of a foreclosure sale pursuant to Article 9 of the Uniform Commercial Code conducted by 3i, LP in its capacity as collateral agent for certain secured notes and related security agreements.

The Disposed Assets comprised substantially all non-cash assets related to the Company’s CDMO and research and development activities and subsidiaries, which were encumbered by the secured notes and related security agreements. The collateral agent used the $15.2 million net proceeds from the foreclosure sale to partially settle the Company’s secured debt with a balance of $30.2 million immediately prior to the December 10, 2025 closing.

Employment of all CDMO employees terminated on December 10, 2025, and a majority of those former CDMO employees joined Velocity Bioworks, Inc., a wholly owned subsidiary of Tivic Health Systems, Inc. and buyer of the Disposed Assets.

The transaction meets the requirements for discontinued operations presentation and disclosure.

Basis of Pro Forma Presentation

The following unaudited pro forma consolidated financial information has been prepared to illustrate the estimated effects of the disposition of the Disposed Assets as if the transaction had occurred on:

  January 1, 2025 for the unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations and comprehensive loss as of and for the nine months ended September 30, 2025
  January 1, 2024 for the unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2024
  January 1, 2023 for the unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended December 31, 2023

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been achieved had the disposition occurred on the assumed dates above and reflects only adjustments that are directly attributable to the foreclosure sale, factually supportable, and, with respect to the statements of operations, expected to have a continuing impact, in accordance with Article 11 of Regulation S-X. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with the Company’s audited consolidated financial statements and the notes thereto as of and for the years ended December 31, 2024 and 2023, and Management’s Discussion and Analysis included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as the Company’s unaudited condensed consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2025, and Management’s Discussion and Analysis included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2025.

SCORPIUS HOLDINGS, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	September 30, 2025
	Previously Reported	Pro Forma Adjustments		Pro Forma Adjusted
Current Assets
Cash and cash equivalents	$581,608	$—		$581,608
Short-term investments	19,178	—		19,178
Accounts receivable	179,887	—		179,887
Prepaid expenses and other current assets	1,137,478	(1,050,504	)(a)	86,974
Inventory - raw materials	203,483	(203,483	)(b)	—
Total Current Assets	2,121,634	(1,253,987)		867,647

Long Term Assets
Property and equipment, net	8,403,597	(8,403,597	)(c)	—
Operating lease right-of-use asset	577,705	(577,705	)(d)	—
Finance lease right-of-use asset	9,571,213	(9,571,213	)(e)	—
Deposits	96,826	(96,826	)(f)	—
Total Assets	$20,770,975	$(19,903,328)		$867,647

Liabilities and Stockholders' Deficit

Current Liabilities
Accounts payable	$5,087,024	$—		$5,087,024
Deferred revenue	1,618,931	—		1,618,931
Operating lease liability, current portion	184,943	(184,943	)(d)	—
Finance lease liability, current portion	1,151,975	(1,151,975	)(e)	—
Accrued expenses and other liabilities	2,881,210	—		2,881,210
Convertible promissory notes payable, related party	8,862,000	6,318,205	(g)	15,180,205
Non-convertible promissory notes payable, related party	2,410,000	(1,924,112	)(g)	485,888
Total Current Liabilities	22,196,083	3,057,175		25,253,258

Long Term Liabilities
Operating lease liability, net of current portion	555,936	(555,936	)(d)	—
Finance lease liability, net of current portion	4,951,684	(4,951,684	)(e)	—
Warrants	46,000	—		46,000
Total Liabilities	27,749,703	(2,450,445)		25,299,258

Stockholders' Deficit
Common stock, $0.0002 par value; 250,000,000 shares authorized, 61,142,712 shares issued and outstanding at September 30, 2025	12,229	—		12,229
Additional paid-in capital	301,508,976	—		301,508,976
Accumulated deficit	(302,957,937)	(18,479,771	)(h)	(321,437,708)
Accumulated other comprehensive income	107,036	—		107,036
Total Scorpius Holdings, Inc. Stockholders' Deficit	(1,329,696)	(18,479,771)		(19,809,467)
Non-Controlling Interest	(5,649,032)	1,026,888		(4,622,144)
Total Stockholders' Deficit	(6,978,728)	(17,452,883)		(24,431,611)

Total Liabilities and Stockholders' Deficit	$20,770,975	$(19,903,328)		$867,647

SCORPIUS HOLDINGS, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Operations and Comprehensive Loss

	Nine Months Ended September 30, 2025
	Previously Reported	Pro Forma Adjustments	(j)	Pro Forma Adjusted

Revenue	$669,640	$(669,640)		$—

Operating expenses:
Cost of revenues	735,185	(735,185)		—
Research and development	8,423,716	(8,250,208)		173,508
Selling, general and administrative	9,347,101	(4,494,156)		4,852,945
Loss on lease assignment and termination	5,733,298	(4,132,767)		1,600,531
Loss on disposal of long-lived assets	721,564	—		721,564
Total operating expenses	24,960,864	(17,612,316)		7,348,548

Operating loss	(24,291,224)	16,942,676		(7,348,548)

Interest income	1,565	—		1,565
Interest expense	(575,163)	561,389		(13,774)
Loss on settlement of related party receivable	(780,000)	—		(780,000)
Loss on extinguishment of warrant liability	(279,000)	—		(279,000)
Loss on debt extinguishment	(2,647,000)	661,750	(j)	(1,985,250)
Change in fair value of warrant liability	2,331,000	—		2,331,000
Change in fair value of related party receivable	230,000	—		230,000
Change in fair value of non-convertible promissory notes, related party	1,300,000	(1,200,000	)(k)	100,000
Change in fair value of convertible promissory notes, related party	7,791,321	(1,630,330	)(l)	6,160,991
Other income, net	112,344	1,643		113,987
Total non-operating income	7,485,067	(1,605,548)		5,879,519

Net loss before income taxes	(16,806,157)	15,337,128		(1,469,029)
Income tax benefit	—	—		—
Net loss	(16,806,157)	15,337,128		(1,469,029)
Net loss - non-controlling interest	(1,026,890)	1,026,890		—
Net loss attributable to Scorpius Holdings, Inc.	$(15,779,267)	$14,310,238		$(1,469,029)

Weighted-average common shares outstanding, basic and diluted	38,667,703	—		38,667,703

Net loss per common share attributable to Scorpius Holdings, Inc., basic and diluted	$(0.41)	$0.37		$(0.04)

Comprehensive loss
Net loss	$(16,806,157)	$15,337,128		$(1,469,029)
Unrealized loss on foreign currency translation	(117,074)	—		(117,074)
Total comprehensive loss	(16,923,231)	15,337,128		(1,586,103)
Comprehensive loss attributable to non-controlling interest	(1,026,890)	1,026,890		—
Comprehensive loss - Scorpius Holdings, Inc.	$(15,896,341)	$14,310,238		$(1,586,103)

SCORPIUS HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

	Year Ended December 31, 2024
	Previously	Pro Forma		Pro Forma
	Reported	Adjustments	(j)	Adjusted

Revenue	$6,243,022	$(6,210,522)		$32,500

Operating expenses:
Cost of revenues	3,196,245	(3,196,245)		—
Research and development	14,326,918	(13,509,084)		817,834
Selling, general and administrative	21,570,874	(12,299,133)		9,271,741
Loss on impairment of long-lived assets	1,939,246	(1,669,505)		269,741
Change in fair value of contingent earn-out receivable, related party	(1,190,000)	—		(1,190,000)
Total operating expenses	39,843,283	(30,673,967)		9,169,316

Operating loss	(33,600,261)	24,463,445		(9,136,816)

Interest income	22,230	—		22,230
Interest expense	(953,173)	937,787		(15,386)
Unrealized gain on short-term investments	999	—		999
Change in fair value of related party receivable	(330,000)	—		(330,000)
Change in fair value of convertible promissory notes, related party	280,950	(108,800	)(m)	172,150
Change in fair value of non-convertible promissory notes, related party	(19,000)	—		(19,000)
Change in fair value of warrant liability	469,800	—		469,800
Loss on debt extinguishment	(560,000)	—		(560,000)
Other income	1,107,501	—		1,107,501
Other expense	(746,834)	566,979		(179,855)
Total non-operating expense	(727,527)	1,395,966		668,439

Net loss before income taxes	(34,327,788)	25,859,411		(8,468,377)
Income tax benefit	—	—		—
Net loss	(34,327,788)	25,859,411		(8,468,377)
Net loss - non-controlling interest	(1,519,945)	1,519,945		—
Net loss attributable to Scorpius Holdings, Inc.	$(32,807,843)	$24,339,466		$(8,468,377)

Weighted-average common shares outstanding, basic and diluted	2,515,742	—		2,515,742

Net loss per common share attributable to Scorpius Holdings, Inc., basic and diluted	$(13.04)	$9.67		$(3.37)

Comprehensive loss
Net loss	$(34,327,788)	$25,859,411		$(8,468,377)
Unrealized gain on foreign currency translation	175,233	—		175,233
Total comprehensive loss	(34,152,555)	25,859,411		(8,293,144)
Comprehensive loss attributable to non-controlling interest	(1,519,945)	1,519,945		—
Comprehensive loss - Scorpius Holdings, Inc.	$(32,632,610)	$24,339,466		$(8,293,144)

SCORPIUS HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

	Year Ended December 31, 2023
	Previously Reported	Pro Forma Adjustments (j)	Pro Forma Adjusted

Revenue	$6,994,838	$(6,892,338)	$102,500

Operating expenses:
Cost of revenues	2,736,998	(2,736,998)	—
Research and development	20,119,791	(15,391,763)	4,728,028
Selling, general and administrative	26,170,221	(12,964,297)	13,205,924
Total operating expenses	49,027,010	(31,093,058)	17,933,952

Operating loss	(42,032,172)	24,200,720	(17,831,452)

Interest income	457,189	—	457,189
Interest expense	(776,838)	758,011	(18,827)
Unrealized gain on short-term investments	123,044	—	123,044
Other (expense) income	(104,822)	124,088	19,266
Total non-operating expense	(301,427)	882,099	580,672

Net loss from continuing operations before income taxes	(42,333,599)	25,082,819	(17,250,780)
Income tax benefit from continuing operations	571,120	—	571,120
Net loss from continuing operations	(41,762,479)	25,082,819	(16,679,660)
Net loss from discontinued operations before income taxes	(5,005,518)	—	(5,005,518)
Income tax expense from discontinued operations	(65,189)	—	(65,189)
Net loss from discontinued operations	(5,070,707)	—	(5,070,707)
Net loss	(46,833,186)	25,082,819	(21,750,367)
Net loss - non-controlling interest	(1,616,018)	1,616,018	—
Net loss attributable to Scorpius Holdings, Inc.	$(45,217,168)	$23,466,801	$(21,750,367)

Weighted-average common shares outstanding, basic and diluted	130,120	—	130,120

Net loss per share, basic and diluted - continuing operations	$(308.53)	$180.34	$(128.19)
Net loss per share, basic and diluted - discontinued operations	(38.97)	—	(38.97)
Net loss per common share attributable to Scorpius Holdings, Inc., basic and diluted	$(347.50)	$180.35	$(167.16)

Comprehensive loss
Net loss	$(46,833,186)	$25,082,819	$(21,750,367)
Unrealized loss on foreign currency translation	(3,047)	—	(3,047)
Total comprehensive loss	(46,836,233)	25,082,819	(21,753,414)
Comprehensive loss attributable to non-controlling interest	(1,616,018)	1,616,018	—
Comprehensive loss - Scorpius Holdings, Inc.	$(45,220,215)	$23,466,801	$(21,753,414)

Notes to Unaudited Pro Forma Consolidated Financial Information

Note 1 – Pro Forma Adjustments

(a)	Derecognition of prepaid expenses and other current assets with a carrying value of approximately $1.1 million as of September 30, 2025, including prepaid software of $0.1 million, prepaid manufacturing of $0.2 million, and contract assets of $0.8 million.
(b)	Derecognition of raw material inventory with a carrying value of approximately $0.2 million as of September 30, 2025.
(c)	Derecognition of property and equipment with a carrying value of approximately $8.4 million as of September 30, 2025, including lab equipment of $7.1 million and leasehold improvements of $1.0 million.
(d)	Derecognition of operating lease right-of-use assets with a carrying value of approximately $0.6 million and operating lease liabilities of approximately $0.7 million as of September 30, 2025.
(e)	Derecognition of finance lease right-of-use assets with a carrying value of approximately $9.6 million and finance lease liabilities of approximately $6.1 million as of September 30, 2025.
(f)	Derecognition of lease-related deposits with a carrying value of approximately $0.1 million as of September 30, 2025.
(g)	Previously reported amounts for convertible and non-convertible promissory notes payable, related party reflect the Company’s accounting under ASC 815, Derivatives and Hedging (“ASC 815”) and its elections to measure the instruments at fair value (the “fair value option”) under ASC 825, Financial Instruments (“ASC 825”). As a result, these instruments are required to be recorded at their initial fair value on the date of issuance and remeasured at each balance sheet date thereafter. Subsequent changes in their estimated fair value are recognized as a change in the fair value of the convertible and non-convertible promissory notes, related party, in the statements of operations and comprehensive loss. The Company does not separately report interest attributable to financial instruments accounted for pursuant to the fair value option because such interest is included in the determination of fair value of those financial instruments and changes thereto.

The Collateral Agent received proceeds of $15,219,552, net of fees and expenses of $1,033,595, that were applied against the Company’s debt as follows:

Allocation of Proceeds
2025 Non-Convertible Promissory Notes, Related Party
Principal	$9,391,765
Accrued Interest	186,620
Redemption Premium	725,288
10,303,673
December 2024 Secured Convertible Notes, Related Party
Principal	2,971,115
Interest and Make-Whole	1,371,020
Late Fees	126,846
Redemption Premium	446,898
4,915,879
Total Proceeds	$15,219,552

The aggregate amount, inclusive of principal, interest, make-whole, late fees, and redemption premiums, owed to the holders of the December 2024 Secured Convertible Notes, Related Party and 2025 Non-Convertible Promissory Notes, Related Party was $14.9 million immediately following the closing of the sale as follows:

Remaining
2025 Non-Convertible Promissory Notes, Related Party (measured at amortized cost)	$485,888
December 2024 Secured Convertible Notes, Related Party (measured at amortized cost)	14,460,205
Aggregate Remaining Debt Following Asset Sale	$14,946,093

The components of the proceeds allocation and the aggregate remaining amount above have been presented on the accrual basis of accounting using amortized cost which is different than fair value measurement principles. The Company has determined it impractical to estimate fair value of the accompanying pro forma adjustments and pro forma adjusted amounts for inclusion in this filing. As a result, the pro forma adjusted amounts reflect the aggregate remaining amount above for the respective instruments.

The following components comprise pro forma convertible promissory notes payable, related party at September 30, 2025:

Convertible Promissory Notes Payable, Related Party

December 2024 Secured Convertible Notes, Related Party (measured at amortized cost)	$14,460,205
Restated Elusys Convertible Note, Related Party (measured at fair value)	720,000
Convertible promissory notes payable, related party	$15,180,205

(h)	Recognition of a preliminary loss on foreclosure of approximately $18.5 million as of September 30, 2025 based on the difference between the carrying value of the assets disposed of and the liabilities extinguished or adjusted as described herein.
(i)	The Company’s CDMO and research and development activities were principally conducted by its subsidiaries Pelican Therapeutics, Inc., Skunkworx Bio, Inc., and Scorpius Biomanufacturing, Inc. The accompanying unaudited pro forma consolidated statements of operations and comprehensive loss reflect management’s estimates of the effects of the pro forma unaudited condensed consolidated balance sheet adjustments assuming those adjustments were made as of the beginning of the respective year presented. Management’s overarching assessment of the transaction is that the disposition of substantially all non-cash assets and workforce is analogous to a divestiture of those subsidiaries, that is, all results of operations of these subsidiaries have been removed as pro forma adjustments in the unaudited pro forma consolidated statements of operations and comprehensive loss.
(j)	The $4,915,879 that was settled with proceeds from the foreclosure sale represented approximately 25% of the $19,376,084 balance of the December 2024 Secured Convertible Notes, Related Party measured at amortized cost immediately prior to the transaction. Loss on debt extinguishment of $2,647,000 for the nine months ended September 30, 2025 related solely to the December 2024 Secured Convertible Notes, Related Party. Management applied the 25% as its estimate, resulting in a pro forma adjustment of $661,750.
(k)	The $10,303,673 that was settled with proceeds from the foreclosure sale represented the balance at amortized cost of twenty-four of the twenty-five individual instruments comprising the 2025 Non-Convertible Promissory Notes, Related Party outstanding at the transaction date. As each instrument is measured at fair value, the $1,200,000 pro forma adjustment to change in fair value of non-convertible promissory notes, related party is specifically attributable to the twenty-four instruments while that $100,000 pro forma adjusted balance is specifically attributable to the one instrument outstanding immediately following the transaction with a balance of $485,888 measured at amortized cost.
(l)	The $4,915,879 that was settled with proceeds from the foreclosure sale represented approximately 25% of the $19,376,084 balance of the December 2024 Secured Convertible Notes, Related Party measured at amortized cost immediately prior to the transaction. Of the $7,791,321 reported as change in fair value of convertible promissory notes, related party for the nine months ended September 30, 2025, $6,521,321 related to the December 2024 Secured Convertible Notes, Related Party. Management applied the 25% as its estimate, resulting in a pro forma adjustment of $1,630,330.
(m)	Change in fair value of convertible promissory notes, related party for the year ended December 31, 2024 attributable to the December 2024 Secured Convertible Notes, Related Party was $435,200. Changes in fair value related to other convertible promissory notes, related party contributed to the offsetting $154,250 that resulted in the $280,950 reported as change in fair value of convertible promissory notes, related party for the year ended December 31, 2024. Management applied the same 25% as its estimate, resulting in a pro forma adjustment of $108,800.

Note 2 – Income Taxes

The pro forma adjustments do not reflect income tax effects related to the foreclosure sale due to net loss carryforwards, valuation allowances, tax attributes, non-taxable nature of the transaction. Actual tax impacts may differ materially.

Note 3 – Management’s Limitations and Assumptions

The unaudited pro forma condensed consolidated financial information does not reflect:

•	Any future costs or savings resulting from the foreclosure sale
•	Any changes in the Company’s capital structure other than the partially reduced indebtedness from the foreclosure sale proceeds
•	Any impairment charges or restructuring costs that may be recognized in the future periods.